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                                                                   EXHIBIT 10.25




                           WARRANT PURCHASE AGREEMENT

                                     between

                              AUGMENT SYSTEMS, INC.

                                       and

                               FLEET NATIONAL BANK

                                   dated as of

                                 October 9, 1997

                           WARRANT PURCHASE AGREEMENT

      This Agreement dated as of October 9, 1997 is entered into by and between AUGMENT SYSTEMS, INC., a Delaware corporation (the "Company"), and FLEET NATIONAL BANK (the "Purchaser").

      As a material inducement to the Purchaser to enter into a Loan Modification Agreement of even date herewith between the Company and the Purchaser, and in consideration for the Purchaser's agreements therein, including, without limitation, the extension of a bridge loan to the Company, the Company is hereby agreeing to issue to the Purchaser a warrant to purchase shares of the Company's Common Stock (as defined below), in the form attached hereto as Exhibit A (the "Warrant", which term shall include any further warrant or warrants issued upon transfer thereof, in exchange or replacement therefor or upon partial exercise thereof) upon the terms and conditions set forth herein and therein.

      Now, therefore, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

      1. Purchase and Sale.

      1.1 The Closing. The closing of the sale and purchase of the Warrant under this Agreement (the "Closing") shall take place at the offices Edwards & Angell, 101 Federal Street, Boston, Massachusetts, on the date hereof, or at such place or on such other date as the Company and the Purchaser shall mutually agree (the "Closing Date"). At the Closing, in consideration of the Purchaser entering into the aforesaid Loan Modification Agreement, the Company shall issue to the Purchaser the Warrant registered in the name of the Purchaser on the Company's records.

      1.2 Definitions. For all purposes of this Agreement, the following terms shall have the following meanings:

         Common Stock: The Common Stock, $0.01 par value, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall be changed, or any shares resulting from any reclassification of such Common Stock.

         Material Adverse Effect: A material adverse effect on the business, operations, prospects, financial condition or properties of the Company, the ability of the Company to perform its obligations under this Agreement, the Loan Agreement (as defined below) and the Warrant, or the validity or enforceability of this Agreement, the Loan Agreement or the Warrant.

         Warrant Shares: (i) The Common Stock issued or issuable pursuant to the exercise of the Warrant; (ii) any Common Stock or other securities issued or issuable with respect to the Common Stock held by the Purchaser pursuant to the preceding clause (i) upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

      2. Representations of the Company. The Company hereby represents and warrants to the Purchaser as follows:

      2.1 Incorporation of Representations and Warranties. Except to the extent affected by transactions occurring after the date thereof and permitted thereunder and except as reflected in the attached updated item 2.1(b) and 2.1(e) of the Disclosure Schedule, the Company hereby confirms the representations and warranties set forth in that certain letter agreement between the Company and the Purchaser dated August 4, 1997, as amended (said letter agreement, as so as amended, being referred to as the "Loan Agreement") (which representations and warranties are incorporated herein by reference).

      2.2  Capitalization.

      (a) The capital structure of the Company, showing the authorized capital stock of the Company as of the date hereof, is set forth in Exhibit B. All of the issued and outstanding Common Stock of the Company has been duly authorized and is validly issued, fully paid and nonassessable. There are no other authorized or issued equity securities of the Company.

      (b) Except as set forth in Exhibit C hereto or as provided in this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any Common Stock or other equity security of the Company is authorized or outstanding, (ii) there is no commitment of the Company to issue any subscription, warrant, option, convertible security or other such right to purchase any equity security of the Company or to issue or distribute to holders of any of its Common Stock or other equity securities any evidences of indebtedness or assets of the Company, and
(iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its Common Stock or other equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in Exhibit C or as provided in this Agreement, no person or entity is entitled to (i) any preemptive right, catch-up right, right of first refusal or similar right with respect to the issuance of any Common Stock or other equity securities of the Company or (ii) any rights with respect to the registration of any Common Stock or other equity securities of the Company under the Securities Act (defined below). All of the issued and outstanding Common Stock has been offered, issued and sold by the Company in compliance with applicable federal and state securities laws and the rules and regulations thereunder.

      2.3 Certain Agreements. Except as set forth on Exhibit C, there are no agreements, written or oral, between the Company and any holder of its Common Stock or other equity securities, or, to the knowledge of the Company, among any holders of its Common Stock or other equity securities, relating to the acquisition, disposition or voting of the Common Stock of the Company.


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
      2.4 Issuance of Warrant and Warrant Shares. The issuance, sale and delivery of the Warrant in accordance with this Agreement, and the issuance and delivery of the Warrant Shares when sold and paid for in accordance with the terms of this Agreement and the Warrant, have been and, in the case of the Warrant Shares, will be, duly authorized by all necessary corporate action on the part of the Company. The Warrant Shares have been duly and validly reserved and, when sold and paid for in accordance with the terms of this Agreement and the Warrant, will be duly and validly issued, fully paid and nonassessable. When issued, the Warrant Shares will be free from any claims, liens or encumbrances created or imposed by any act or omission on the part of the Company.

      2.5 Authority. The execution, delivery and performance by the Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby is within the power and authority of the Company, and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Warrant constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The execution and delivery of, and performance of the transactions contemplated by, this Agreement and the Warrant, and compliance with their provisions by the Company, (a) will not violate any provision of law or regulation other than any law or regulation the violation of which would not (singly or in the aggregate) have a Material Adverse Effect, (b) will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's charter and by-laws, each as amended to date and presently in effect, (c) will not conflict with or result in any breach of any indenture, lease, mortgage, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company or its properties, which conflict or breach could have a Material Adverse Effect, or (d) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets or properties of the Company.

      2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution, delivery and performance of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby or the offer, issuance, sale and delivery of the Warrant and the Warrant Shares, except
(a) such filings as shall have been made prior to and shall be effective on and as of the Closing Date, (b) any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act or with state securities administrators under applicable state securities laws, which will be filed within the required time period therefor, or (c) such filings, registrations and orders as may be required to effect any registration of securities pursuant to Section 5 of this Agreement. Based upon the representations made by the Purchaser in Section 3 of this Agreement, the offer and sale of the Warrant to the Purchaser will be exempt from the registration requirements of the Securities Act and the qualification requirements of any applicable state securities laws.

      2.7 Disclosures. Neither this Agreement nor any exhibit hereto nor any certificate or instrument furnished or to be furnished to the Purchaser or its counsel in connection with the


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
transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company knows of no information or fact which has or would have a Material Adverse Effect which has not been disclosed to the Purchaser.

      3. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

      3.1 Investment. The Purchaser is acquiring the Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The Purchaser understands that the Warrant has not been registered under the Securities Act or qualified under any applicable state securities laws in reliance upon exemptions from such requirements.

      3.2 Authority. The execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary action on behalf of the Purchaser. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable in accordance with its terms.

      3.3 Sophisticated Investor. The Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The Purchaser has sufficient business and financial knowledge and experience so as to be capable of evaluating the merits and risks of its investment in the Company.

      4. Deliveries at Closing. At Closing, the Company will deliver to the
Purchaser:

      (a) A certificate of the Company to the effect that each representation and warranty contained in Section 2 is true and correct on and as of the Closing Date.

      (b) An opinion of counsel to the Company, in form and substance reasonably satisfactory to the Purchaser, covering at least the matters set forth in Exhibit D hereto.

      (c) A copy of the currently-effective Certificate of Incorporation of the Company, certified by the Secretary of State of Delaware.

      (d) Certificates, as of the most recent practicable date, as to the legal existence and good standing of the Company issued by the Secretary of State of Delaware and as to the due qualification of the Company in Massachusetts issued by the Secretary of State of Massachusetts.

      (e) A Certificate of the Secretary of the Company, dated the Closing Date, as to (i) the charter and by-laws of the Company, (ii) the signatures and incumbency of the officers executing the Warrant and this Agreement, and (iii) the resolutions of the Company's Board of Directors (and, if necessary, its stockholders) approving the execution, delivery and performance of this Agreement and the Warrant.


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      5.  Registration Rights.

      5.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Holder" shall mean any holder of the Warrant or of Registrable Securities (as hereinafter defined), including any such holder to whom the rights granted under this Section 5 are transferred as permitted by this Agreement.

      The terms "register", "registered" and "registration" shall refer to a registration for a public offering and sale of securities of the Company effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "Registrable Securities" shall mean the Warrant Shares.

      "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 5.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and expenses of regular annual and periodic audits, which shall be paid in any event by the Company) and the expenses associated with the Company's obligations under Section 5.4 hereof.

      "Restricted Securities" shall refer collectively to all Registrable Securities unless there is in effect a registration statement under the Securities Act covering such Registrable Securities.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder not included in Registration Expenses.


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
      5.2  Piggyback Registration Rights.

      (a) If the Company shall at any time or from time to time determine to register any of its securities either for its own account or the account of any security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction, the Company shall:

      (i)  Promptly give to each Holder written notice thereof; and

      (ii) Except as set forth in Section 5.2(b), include in such registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein), all Registrable Securities specified in a written request or requests, given by any Holder within thirty
(30) days after the written notice is given by the Company.

      (b) If the registration of which the Company gives notice involves an underwritten public offering, the Company shall so advise the Holders as part of the written notice given pursuant to Section 5.2(a)(i). In such event, any Holder may participate in such underwriting and such Holder's Registrable Securities will be included in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected or approved by the Company. Notwithstanding any other provision of this Section 5.2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and the Company shall so advise all Holders of securities requesting registration. The number of shares of Common Stock that are entitled to be included in the registration and underwriting shall be allocated pro rata among the Holders and all other holders of Common Stock requesting to be included in the registration and underwriting on the basis of the respective amounts of Common Stock entitled to inclusion in such registration statement. If any Holder of Registrable Securities requesting registration disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      5.3 Expense of Registration. All Registration Expenses incurred on behalf of Holders in connection with any registration, qualification or compliance pursuant to this Section 5 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their Warrant Shares so registered.

      5.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 5, the Company shall:

      (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities in accordance with the Securities Act and use its best efforts to effect the


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

registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof;

      (b) prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective for a period of not less than ninety (90) days from the effective date;

      (c) furnish to each selling Holder such number of copies of the registration statement and prospectus, including a preliminary prospectus, as is in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

      (d) use its best efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or blue sky laws of such jurisdictions as the selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in each such jurisdiction of the Registrable Securities owned by the selling Holders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

      (e) promptly notify each selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and provide the selling Holders with a revised prospectus or a supplemental prospectus; and, each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this paragraph (e), such Holder shall not make any disposition of Registrable Securities until such Holder's receipt of a revised or supplemented prospectus contemplated hereby or until such time as the Company has filed with the Commission any report required by the Exchange Act to disclose any such event; and

      (f) make available for inspection by each selling Holder, any underwriter participating in any distribution pursuant to such registration statement and any attorney, accountant or other agent retained by a selling Holder or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

      5.5  Indemnification.

      (a) The Company shall indemnify each Holder, each Holder's officers, directors, employees and partners, and each person controlling such Holder, with respect to each registration, qualification or compliance that has been effected pursuant to this Section 5, and


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each underwriter, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or other document (including any related registration statement, notification or the like and any documents incorporated therein) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or Exchange Act or state securities laws, or any rule or regulation thereunder applicable to the Company relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. The Company shall reimburse each such Holder, each Holder's officers, directors, employees and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable to a Holder or such Holder's officers, directors, employees or partners or to an underwriter or any person who controls an underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or such underwriter (as the case may be) and specifically for use therein.

      (b) Each Holder shall, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors, officers and employees and each underwriter, if any, of the Company's Registrable Securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each other security holder and each of their officers, directors and partners, and each person controlling such other Holder or other security holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) of the type and to the extent described in the last sentence of this Section 5.5(b) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact made by such Holder contained in any such registration statement, prospectus or other document, or any omission (or alleged omission) by such Holder to state therein a material fact necessary to make the statements made therein not misleading. Each Holder shall, if Registrable Securities held by it are included in the Registrable Securities as to which such registration, qualification or compliance is being affected, reimburse the Company and each other Holder, each other security holder and each of their respective directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. A Holder's obligation to indemnify and reimburse assumed under this Section 5.5(b) shall be limited to an untrue statement or omission pertaining to such Holder made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.


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
      (c) Each party entitled to indemnification under this Section 5.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at the Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.5. No Indemnifying Party, in the defense of any claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release from all liability in respect to such claim or litigation.

      5.6 Information by Holder. Each Holder of Registrable Securities, and each other person holding securities included in any registration, shall furnish to the Company such information regarding such Holder or other person as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 5.

      5.7 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to register any securities of the Company unless, in the case of any piggyback registration rights, the Holder shall have the right to participate in such registration to the extent and in the manner specified in Section 5.2.

      5.8 Rule 144 and Rule 144A Requirements. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

      (a) Use its best efforts at all times to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

      (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements;

      (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; and

      (d) Make available to each Holder and to any prospective purchaser of Registrable Securities designated by a Holder, the information required by Rule 144A under the Securities Act.

      5.9 Transfer of Registration Rights. The right to cause the Company to register Registrable Securities under this Section 5 may be assigned by any Holder to one or more transferees or assignees of Registrable Securities; provided, however, that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferees or assignees and identifying the securities with respect to which such registration rights are being assigned; and provided, further, that the transferees or assignees of such rights assume the obligations of such Holder under this Section 5. All transfers of Registrable Securities shall be made in compliance with applicable state and federal securities laws. Notwithstanding the foregoing, any Holder may assign its rights under this
Section 5 to any one or more transferees or assignees of all or any part of the Registrable Securities if such transferee or assignee is an "affiliate" of the Holder, as that term is defined in Rule 144 under the Securities Act.

      5.10 "Market Stand-off" Agreement. Except for sales or transfers pursuant to an effective registration statement or to persons who agree to be similarly bound, each Holder agrees, if requested by the Company and the underwriter of Common Stock (or other securities) of the Company, not to publicly sell or otherwise publicly transfer or dispose of any Common Stock (or other securities) of the Company held by it during the ninety (90) day period following the effective date of any registration statement of the Company filed under the Securities Act with respect to any underwritten public offering of securities by the Company, provided that all holders of securities issued by the Company, including officers and directors of the Company, shall enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said ninety (90) day period.

      6. Covenants of the Company.

      6.1 Additional Information. The Company shall deliver to each Holder (as that term is defined in Section 5.1 of this Agreement), for as long as such Holder continues to hold a Warrant or any Warrant Shares, all information required to be delivered to the Purchaser, when and as required to be delivered, pursuant to Section 3.6 of the Loan Agreement (as in effect at the date hereof and without regard to any further amendment or termination of the Loan Agreement).

      6.2 Assignment of Rights. The Purchaser's rights set forth in this Section 6 are assignable to any one or more purchasers or transferees of the Warrants or the Warrant Shares (or a portion of either of the foregoing).


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
      7. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

      8. Survival of Representations and Warranties; Loan Agreement. All agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby. In the event the Loan Agreement is hereafter terminated or expires, all terms, covenants and agreements therefrom which have been incorporated herein by reference shall survive such termination or expiration.

      9. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be given in accordance with the terms of the Loan Agreement.

      10. Brokers. The Company (i) represents and warrants to the Purchaser that the Company has retained no finder or broker or taken any other action resulting in the payment of any brokerage fee or sales commission in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the Purchaser harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fee or commissions, or consulting fee in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

      11. Entire Agreement. This Agreement and the Warrant, and the exhibits and schedules hereto and thereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

      12. Amendments and Waivers. No term, condition or covenant of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of the Company and the holder of the Warrant. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

      15. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

      16. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts without regard for its principles of conflicts of laws.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands under seal as of the day and year first above written.

                                    COMPANY:

                                    AUGMENT SYSTEMS, INC.


                                    By:___________________________________
                                       Name:
                                       Title:

                                   PURCHASER:

                                   FLEET NATIONAL BANK


                                   By:____________________________________
                                       Name:
                                       Title:

                                   EXHIBIT A
                                       TO
                           WARRANT PURCHASE AGREEMENT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED HEREIN.


                                     WARRANT


Warrant No. W-1                                 Warrant to Purchase 100,000
                                                Shares of Common Stock

                              AUGMENT SYSTEMS, INC.

      This certifies that FLEET NATIONAL BANK, its nominees, successors or assigns (the "Holder"), for value received, is entitled to purchase from AUGMENT SYSTEMS, INC., a Delaware corporation (the "Company"), 100,000 fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), at a price of $1.00 per share (the "Exercise Price"), at any time or from time to time up to and including 5:00 p.m. (Boston time) on the Expiration Date (as hereinafter defined), upon surrender to the Company at its principal office at 2 Robbins Road, Westford, Massachusetts 01886 (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment, in any manner set forth herein, of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant. This Warrant and the Warrant Shares are being or will be issued pursuant to and are subject to the terms and provisions of that certain Warrant Purchase Agreement of even date herewith between the Company and Fleet National Bank (the "Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

      This Warrant is subject to the following terms and conditions:

      1. Exercise; Issuance of Certificates. This Warrant is exercisable by the Holder of record hereof, at any time or from time to time, in whole or in part, until 5:00 p.m., Boston time, on October 9, 2002 (the "Expiration Date"). The Company agrees that the shares of Common Stock purchased under this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been properly surrendered for exercise, and the Holder shall be deemed for all purposes

(including voting) to have become the record owner of such shares on such exercise date. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within seven (7) days after the rights represented by this Warrant have been so exercised. In case of the purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and within such seven-day period shall execute and deliver to such Holder a new Warrant or Warrants of like tenor for the balance of the shares purchasable under this Warrant. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 9.

      2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant, upon issuance, shall be duly authorized, validly issued and, upon payment of the Exercise Price, will be fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens, charges or other encumbrances with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company shall take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company shall not take any action which would result in any adjustment (pursuant to Section 4 hereof) of the Exercise Price if the total number of shares of Common Stock issuable after such action, together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and all similar rights and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

      3. Payment of Exercise Price. Payment of the Exercise Price may be made in cash or by check.

      4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and/or the number and kind of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and by dividing the product thereof by the Exercise Price resulting from such adjustment.

      4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

      4.2 Dividends or Distributions in Common Stock, Other Stock, or Property. If at any time or from time to time the holders of Common Stock (or any shares of capital stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or shall become entitled to receive, without payment therefor,

      (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

      (b) any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice), or

      (c) Common Stock or other or additional capital stock or other securities or property (including cash) by way of spinoff, split-up, or similar corporate distribution (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then, and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and other property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such Common Stock, additional capital stock, other securities and/or other property.

      4.3 Reorganization, Reclassification, Consolidation or Merger. If at any time while this Warrant is outstanding there is effected any reorganization or reclassification of the capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination of such capital stock), or any consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the surviving corporation and in which there is no change in the Company's outstanding Common Stock), or sale of all or substantially all of the Company's assets, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the

Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant) such shares of stock, securities, assets or cash as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of this Warrant. In any such case, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, assets or cash thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor or surviving corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, assets or cash as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

      4.4 Notice of Adjustment. Upon any adjustment of the Exercise Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall obtain a certificate prepared by the Company's independent accountants, stating the Exercise Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall send a copy of such certificate to the Holder of this Warrant, by first class mail, postage prepaid, at the address of such Holder as shown on the books of the Company, promptly after the occurrence of the event triggering an adjustment under this Section 4.

      4.5  Other Notices.   If at any time:

            (a) the Company shall declare any cash dividend or distribution upon shares of its Common Stock;

            (b) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

            (c) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or shall offer any of its securities pursuant to a public offering;

            (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation;

            (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (f) the Company shall take or propose to take any other action notice of which is actually provided (or is required to be provided, pursuant to any written agreement) to holders of Common Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, written notice setting forth the principal terms of such event (i) at least thirty (30) days prior to the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or with respect to any other action described in clause (f) above and (ii) in the case of any such public offering, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or, in the case of any other action described in clause (f) above, at least thirty (30) days prior to the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or upon any other action described in clause (f) above, as the case may be.

      4.6 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under this Warrant and/or the Exercise Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

      5. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made free of all liens and without charge to the Holder of this Warrant for any issue or transfer taxes or other incidental expenses in respect thereof (all of which taxes and expenses shall be paid by the Company); provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

      6. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

      7. No Voting Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

      8. Registration Rights. The Holder hereof shall be entitled to the registration rights set forth in Section 5 of the Agreement and to all of the other rights set forth in Section 6 thereof.

      9. Transferability of Securities; Compliance with Securities Act.

      9.1 Transferability. This Warrant and the Warrant Shares shall be transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant accompanied by a properly executed assignment in the form attached hereto, subject to the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of this Warrant or of the Warrant Shares will cause any proposed transferee of the Warrant or Warrant Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 9. Each Person to whom this Warrant is transferred, in whole or in part, shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon a Holder. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented by this Warrant; but until the transfer hereof on the books of the Company, the Company may treat the registered owner hereof as the owner for all purposes.

      9.2 Restrictive Legend. Each certificate representing (i) the Warrant Shares and (ii) any other securities issued in respect of the Warrant Shares or capital stock issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless there is in effect a registration statement under the Securities Act covering any proposed transfer or such securities have been sold under Rule 144 or Rule 144A promulgated under the Securities Act), be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

      THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED

      IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED HEREIN.

      9.3 Restrictions on Transfer. The Holder of this Warrant and each Person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the Warrant (or securities issuable upon exercise hereof), except pursuant to (i) an effective registration statement under the Securities Act or (ii) Rule 144 or Rule 144A under the Securities Act (or any other rule under the Securities Act relating to disposition of securities), or (iii) any applicable exemption from registration under the Securities Act.

      9.4 Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the holder of the Warrant Shares contained in Section 9 of this Warrant and in the Agreement shall survive the exercise of this Warrant.

      10. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      11. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated in the first paragraph of this Warrant or shall be sent by facsimile transmission to any number provided by a Holder or the Company for the purposes of this Section 11 or the Agreement.

      12. Binding Effect on Successors. This Warrant shall be binding upon any corporation or other entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Warrant Shares shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Warrant Shares) to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

      13. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of The Commonwealth of Massachusetts.

      14. Lost Warrants or Stock Certificates. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (the unsecured agreement of indemnity of Fleet National Bank being satisfactory for this purpose), or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      15. Fractional Shares. No fractional shares will be issued upon any exercise of this Warrant and, in lieu thereof, the Holder will receive a sum in cash equal to such fraction multiplied by the then fair market value of a share of Common Stock of the Company, as reasonably determined by the Company's Board of Directors.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized, as of the 9th day of October, 1997.


                                    AUGMENT SYSTEMS, INC.

                                    By:__________________________________
                                       Name:
                                       Title:

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

      TO:

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase thereunder, (      ) shares of Common Stock of Augment Systems, Inc.
and herewith makes payment of Dollars ($      ), such payment to be made by
[describe method of payment of Exercise Price], and requests that the certificates for such shares be issued and delivered as follows:


                    _______________________________________

                    _______________________________________

                    _______________________________________


      The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

      DATED:_________________


                                    _______________________________
                                    (Signature must conform in all respects
                                    to name of holder as specified on the
                                    face of the Warrant)

                                    _______________________________
                                    _______________________________
                                    (Address)

                                 FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, unto:

   Name of Assignee(s)              Address                 No. of Shares
   -------------------              -------                 -------------



      Dated:


                                    _______________________________
                                    (Signature must conform in all respects
                                    to name of holder as specified on the
                                    face of the Warrant)


                                    _______________________________

                                    _______________________________
                                    (Address)